May 3, 2023 Earnings Conference Call First Quarter 2023

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offerings. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2022 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ First Quarter 2023 Quarterly Report on Form 10-Q (filed on May 3, 2023) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends and change in cash on hand Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Key Messages Financial and Operational Excellence Rate Case Developments Long-Term Outlook • GAAP Earnings of $0.67 per share in Q1 2023 versus $0.49 per share in Q1 2022 • Adjusted Operating Earnings* of $0.70 per share in Q1 2023 versus $0.64 per share in Q1 2022 • Continue to execute at high operational levels, with best-on-record reliability performance for the first quarter across all four utilities (1) 2023 earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023 earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. (2) Based off the midpoint of Exelon’s 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022. (3) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. • ACE filed an electric distribution rate case on February 15, 2023 • BGE filed its second multi-year plan (MYP) on February 17, 2023, in which the first two years of its first MYP will also be reconciled • Pepco DC filed its second MYP on April 13, 2023 • ComEd filed its 2022 formula rate reconciliation on April 21, 2023 • Pepco MD expects to file its second MYP in May 2023 • Affirm 2023 Adjusted Operating Earnings* of $2.30 - $2.42 per share(1) • Investing ~$31 billion of capital expenditures from 2023-2026, resulting in expected rate base growth of ~8% • Reaffirming operating EPS* compounded annual growth of 6-8% from 2021-2025(2) and from 2022-2026(3) with expectation to be at midpoint or better • ~60% dividend payout ratio resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026

5 Operating Highlights Quartile Q1 Q2 Q3 Q4 Operations Metric YTD 2023 BGE ComEd PECO PHI Safety OSHA Recordable Rate(1) Electric Operations 2.5 Beta SAIFI (Outage Frequency)(2) 2.5 Beta SAIDI (Outage Duration)(3) Customer Operations Customer Satisfaction(4) Gas Operations Gas Odor Response(5) No Gas Operations • Reliability remains strong ― ComEd earned top decile SAIFI performance; BGE, PECO, and PHI achieved first quartile, with ComEd and PHI recording best-on-record performance ― ComEd upheld top decile SAIDI performance; BGE, PECO, and PHI achieved first quartile, with all four utilities recording best-ever performance • PHI recorded top decile OSHA Recordable performance, and PECO achieved first quartile; BGE and ComEd earned second quartile • Gas odor response performance is excellent, as BGE, PECO, and PHI all maintained top quartile • Continue to focus on key customer operations metrics ― BGE, ComEd, PECO, and PHI achieved second quartile in customer satisfaction Note: quartiles are calculated using results reported in 2021 by a panel of peer companies that are deemed most comparable to Exelon’s utilities (1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees as of March 31, 2023 (source: EEI Safety Survey, T&D Peer Panel only). (2) Reflects the average number of interruptions per customer as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA). (3) Reflects the average time to restore service to customer interruptions as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA). (4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent as of March 31, 2023. (5) Reflects the percentage of calls responded to in 1 hour or less as of March 31, 2023 (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey).

Q1 2023 QTD Adjusted Operating Earnings* Waterfall Note: Amounts may not sum due to rounding (1) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base. (2) Reflects carrying costs related to the carbon mitigation credit (CMC) regulatory asset. (3) Reflects new gas distribution rates effective on January 1, 2023. (4) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules. (5) 2023 earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023E earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. $0.20 $0.14 $0.21 $0.20 ($0.09) ($0.02) Q1 2022 $0.05 ComEd ($0.04) PECO BGE $0.03 PHI $0.02 Corp $0.20 $0.17 $0.17 $0.25 ($0.09) Q1 2023 $0.64 $0.70 $0.04 Distribution Rates(1) $0.01 CMC Carrying Costs(2) $0.02 Gas Distribution Rates(3) ($0.04) Unfavorable Weather ($0.01) Depreciation and Amortization ($0.01) Credit Loss Expense $0.01 Distribution Rates ($0.01) Interest Expense $0.04 Distribution and Transmission Rates ($0.01) Unfavorable Weather 6 Affirming 2023 Adjusted Operating Earnings* of $2.30 - $2.42 per share(5) BGE PECO PHI ComEd Corp Discontinued Ops Adjustment(4) $0.02 BSC Allocations Adjustment for Discontinued Operations(4) ($0.02) Interest Expense $0.02 Other

7 Exelon Distribution Rate Case Updates Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Revenue Requirement Requested ROE / Equity Ratio Expected/Received Order Date $47.8M (1,2) 10.50% / 50.50% Q2 2024 $1.49B (1,4) 4-Year MYP 2024: 10.50% / 50.58% 2025: 10.55% / 50.81% 2026: 10.60% / 51.03% 2027: 10.65% / 51.19% Dec 2023 $104.8M(1,5) 10.50% / 50.20% Q1 2024 $602.3M (1,7) 3-Year MYP 10.40% / 52.00% Dec 2023 $190.7M (1,8) 3-Year MYP 10.50%/ 50.50% Feb 2024 Rate case filed Rebuttal testimony Initial briefs Final commission order Intervenor direct testimony Evidentiary hearings Reply briefs Settlement agreement CF IT RT EH IB RB FO SA DPL DE Electric ComEd(3) ACE Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Requested revenue requirement excludes the transfer of $12.9M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on July 15, 2023, subject to refund. (3) On April 21, 2023, ComEd filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on January 1, 2024, with an order expected by December 17, 2023. (4) Reflects 4-year cumulative multi-year rate plan. ComEd proposes a phase in plan that accrues revenues but defers recovery of 35% of the 2024 increase of $904M until 2026. (5) As permitted by New Jersey law, Atlantic City Electric may implement full proposed rates on November 17, 2023, subject to refund. Procedural schedule for ACE base rate case is expected to be finalized in Q2 2023. (6) In its Annual Informational Filings filed with the MDPSC on March 31, 2022 and March 31, 2023, BGE is requesting to recover an imbalance of $17.8M for 2021 and $58.7M for 2022. An order is expected to coincide with MYP by December 14, 2023. (7) Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases with rates effective January 1, 2024, January 1, 2025, and January 1, 2026, respectively. The proposed revenue requirement increase in 2024 reflects $84.8M increase for electric and $158.3M increase for gas; 2025 reflects $103.3M increase for electric and $77.0M increase for gas; 2026 reflects $125.0M increase for electric and $54.0M increase for gas. These include a proposed acceleration of certain tax benefits in 2024 and 2025 for electric, and 2024 for gas. (8) Based on the Company’s proposed 10-month procedural schedule. Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases of $116.4M, $36.9M, and $37.3M with rates effective February 15, 2024, January 1, 2025, and January 1, 2026, respectively. The cumulative revenue requirement does not total to $190.7 million due to rounding. CF CF IT RT EH IB RB BGE(6) CF CF IT RT EH IB RB FO FO Pepco DC CF IT RT EH

8 Advancing an Equitable Transition to Cleaner Energy in the District of Columbia Proposed investments in Pepco’s multi-year plan supports the District’s climate goals, helps ensure reliable energy service, and prioritizes affordability for all customers across the District of Columbia …Drives the Proposed Investment in Pepco DC’s Multi-Year Plan (MYP) Filing 10% 9% 16% 15% 43% 7% Capacity Expansion New Business Corrective Maintenance IT Projects System Performance Other(4) Major Investment Categories(3) 100% carbon neutrality by 2045 $21M annual energy assistance in 2022 alone expected to grow through proposed expansion of RAD and AMP(1) 100% of public buses and commercial fleets to be electric by 2045 60% reduction in Green House Gas emissions by 2030 $1.6B rate base investment (1) Pepco has proposed expanding enrollment for the Residential Aid Discount (RAD) program, operated for the District Department of Energy and Environment, to include any Pepco DC customer who qualifies for any low-income program in the District. Pepco has also proposed an automatic enrollment of RAD customers with a balance of $300 or more for at least 60 days into the Arrearage Management Program (AMP). (2) Includes $580M of added GDP and $26M in District tax revenue as calculated by NERA Economic Consulting group, who completed assessment of Pepco’s economic impact over the years 2022–2026. (3) Major investment categories sourced from the Pepco Electric Multi-Year Plan filed on April 13, 2023, reflecting projected capex for Pepco in total which is proportionate to expected spend in the District of Columbia. (4) Other investment categories include Customer Operations, Facilities Relocation, Smart Grid Smart Meters, Real Estate and Facilities, Tools, Equipment Refresh, and Other items. Pepco DC Multi-Year Plan Case Detail (2024 – 2026) Filing Date April 13, 2023 Proposed Common Equity Ratio 50.50% Proposed Return on Equity 10.50% Proposed Order Date Feb 2024 DC’s Transformative Energy Policies Climate Ready Pathway 2024-2026 Plan $600M impact on local economy(2)

9 Featured Capital Investment $416M(1) operational & customer benefits over 15 years ACE’s Smart Energy Network 52% diverse contracting spend $193M in forecasted spend over 3 years 30 anticipated workforce development candidate hires Installation began in 2022 to replace all ~568,000 existing traditional electric meters with smart meters by mid-2024. Enhanced network reliability with faster and more efficient power restoration efforts for customer homes and businesses following more frequent severe weather events driven by climate change. Better energy service through upgraded technology that improves energy usage reading and billing operations, and nearly eliminates the need for estimated billing. Improved bill-management tools and new online features that will enable customers to view their daily and hourly energy usage trends to help them save money and use energy more efficiently. Easier integration of new clean-energy technologies including solar, battery storage and transportation to support New Jersey’s climate goals. By the numbers (1) The Company has performed a benefits/cost analysis (“BCA”) and quantified approximately $416 million in benefits, comprised of approximately $221 million of operational benefits, and approximately $195 million in customer benefits over the fifteen-year life of the AMI facilities installed through the SEN program.

10 Maintaining a Strong Balance Sheet is a Top Financial Priority S&P FFO / Debt %* and Moody’s CFO (Pre-WC) / Debt %* Credit Ratings(4) ExCorp ComEd PECO BGE ACE DPL Pepco Moody’s Baa2 A1 Aa3 A3 A2 A2 A2 S&P BBB A A A A A A Fitch BBB A A+ A A A A 14% 0% 12% 13% 15% 2023-2026E Average(1,2) 12% Exelon Downgrade Threshold(3) 13-14% Strong balance sheet and low-risk attributes provide strategic and financial flexibility (1) 2023–2026 average internal estimate based on S&P and Moody’s methodology, respectively. (2) Without tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the low end of range; with tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the high end of range. (3) S&P and Moody’s downgrade thresholds based on their published reports for Exelon Corp. (4) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco. • Executed ~80% of our 2023 debt financing needs in Q1 which substantially mitigates interest rate volatility over balance of year; strong interest in debt offerings supported by the low-risk attributes of our platform: – Pure-play T&D utility company operating across 7 different regulatory jurisdictions – Largest T&D utility in the country, serving 10+ million customers – Track record of top quartile reliability performance – Geographically diverse group of utilities in supportive regulatory jurisdictions – ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk • Expect remaining $425M million of equity by 2025 as part of balanced funding strategy

11 2023 Business Priorities and Commitments Focused on continued execution of operational, regulatory, and financial priorities to build on the strength of Exelon’s value proposition as the premier T&D utility ❖Maintain industry-leading operational excellence ❖ Achieve constructive rate case outcomes for customers and shareholders ❖ Deploy $7.2B of capex for the benefit of the customer ❖ Earn consolidated operating ROE* of 9-10% ❖ Deliver against operating EPS* guidance of $2.30 - $2.42 per share ❖Maintain strong balance sheet and execute on 2023 financing plan Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value ❖ Continue to advocate for equitable and balanced energy transition ❖ Focus on customer affordability, including through cost management

12 Additional Disclosures

13 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: ~$31.3B of T&D capital from 2023-2026 to meet customer needs, resulting in expected rate base growth of 7.9% and fully regulated T&D operating EPS* growth of 6-8% from 2022-2026(1) ✓ Shareholder Returns: Expect ~60% dividend payout ratio(2) resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with $425M of equity in plan (1) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. (2) Dividend is subject to approval by the Board of Directors.

14 Key Modeling Drivers and Assumptions 2023 2024 2025 2026 OpCo Drivers(1) YoY EPS Drivers(1) YoY EPS Drivers(1) YoY EPS Drivers(1) YoY EPS BGE Gas and electric MYP 1 year 3 rates, MYP 1 reconciliation (2021 and 2022), and transmission, offset by MYP 1 regulatory lag Gas and electric MYP 2 year 1 rates, MYP 1 reconciliation (2023), and transmission Gas and electric MYP 2 year 2 rates and transmission Gas and electric MYP 2 year 3 rates and transmission ComEd Distribution and transmission rate base growth; 30-Yr TSY on ROE Distribution and transmission rate base growth (MYP 1 year 1 rates) Distribution and transmission rate base growth (MYP 1 year 2 rates) Distribution and transmission rate base growth (MYP 1 year 3 rates) PECO Return to normal weather and storm, electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker(2) Electric year 3 and gas year 2 in 3- yr cadence of FPFTY, offset by transmission and DSIC tracker(2) Year 1 electric rates, transmission, and gas DSIC tracker, partially offset by gas year 3 in 3-yr cadence of FPFTY(2) Electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker(2) PHI Pepco MD MYP 1 year 3, DPL MD MYP 1 year 1, DPL DE gas and electric rates, and transmission, partially offset by Pepco DC MYP 1 stay out regulatory lag Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and transmission Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and transmission Pepco DC and MD MYP 2 year 3, DPL MD MYP 2 year 1 rates, and transmission Corp $1.65B of new debt and other financing costs, partially offset by the absence of disc. ops adj. Portion of $3.4B of 2024-2026 new debt and other financing costs Portion of $3.4B of 2024-2026 new debt and other financing costs Portion of $3.4B of 2024-2026 new debt and other financing costs Total YoY Growth Relative to Range Growth Below Low End of 6-8% Range Growth in Low End of 6-8% Range Growth Above 6-8% Range Growth in Middle of 6-8% Range Note: YoY earnings growth estimates are for illustrative purposes only to provide indicative YoY variability; arrows indicate incremental contribution or drag to YoY operating EPS* growth but not necessarily equivalent in terms of relative impact (1) Reflects publicly known distribution rate cases that Exelon has filed or expects to file in 2023. Excludes traditional base rate cases with filing dates that are not yet available to the public. Known and measurable drivers as of 4Q22 earnings call. (2) PECO assumes a 3-year rate case cadence of Fully Projected Future Test Year (FPFTY) for long-range planning purposes; i.e., filing in 2024 and 2025 for electric and gas distribution, respectively. (3) 2021-2025 and 2022-2026 EPS CAGRs based off the midpoints of Exelon’s 2021 Adjusted EPS* guidance range of $2.06 - $2.14 and Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at 2022 Analyst Day, respectively. Rate case activity and investment plan drives annual growth path towards expectation of being at midpoint or better of expected 6-8% operating EPS* CAGRs(3) for 2021 - 2025 and 2022 - 2026

15 Exelon’s Annual Earned Operating ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 2022202020182016 20192017 2021 Note: Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp). Earned operating ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. 2023 operating ROE* on track to be within our 9-10% targeted range

Exelon Debt Maturity Profile(1,2) Debt Balances (as of 3/31/23)(1,2) Short-Term Debt Long-Term Debt(4) Total Debt BGE $0.2B $4.2B $4.4B ComEd $0.4B $11.7B $12.1B PECO $0.2B $4.8B $4.9B PHI - $8.6B $8.6B Corp $0.5B(3) $11.2B(4) $11.7B Exelon $1.3B $40.5B $41.8B 850 500 807 750 650 1,000 303 1,250 1,178 908 850 295 833 1,430 675 740 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 700 650 833 500 850 360 997 600 810 1,308 175 1,225 1,200 1,650 2,400 840 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052 2053 EXC Regulated ExCorp (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium. (2) Long-term debt balances reflect 2023 Q1 10-Q GAAP financials, which include items listed in footnote 1. (3) Includes $500M of 364-day term loan maturing March 2024. (4) Includes $500M of 18-month term loans maturing in April 2024, respectively. Exelon’s weighted average long-term debt maturity is approximately 18 years ($M) As of 3/31/2023 16

2023 Financing Plan(1) Capital plan financed with a balanced approach to maintain strong investment grade ratings OpCo Instrument Issuance ($M) Maturity ($M) Issued ($M)(3) Remaining ($M) FMB $975 - $975 - FMB $350 - $350 - FMB $75 - $75 - FMB $650 ($500) $650 - FMB $525 ($50) - $525 Senior Notes $600 ($300) - $600 Senior Notes $2,500 ($850)(2) $2,500 - Equity $425M of equity expected between 2023 and 2025 - - - Note: FMB represents First Mortgage Bonds (1) Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions, changes in tax policies, and other factors. (2) Represents $850M of term loans repaid on March 14, 2023. (3) Issued amounts as of March 31, 2023. Pepco, ACE, and DPL priced FMBs in the private placement market in February 2023. As of March 15, 2023, Pepco, ACE, and DPL funded $250M, $75M, and $125M, respectively. Using a delayed draw feature, Pepco and DPL will fund $100M and $525M in September and November 2023, respectively. 17

18 Exelon Adjusted Operating Earnings* Sensitivities Interest Rate Sensitivity to +50bp 2023E 2024E 30-Year US Treasury Yield (1) $0.02 $0.00 Cost of Debt (2) $(0.00) $(0.01) Exelon Consolidated Effective Tax Rate 16.5% 8.9% Exelon Consolidated Cash Tax Rate 9.2% 8.3% (1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield impacting ComEd’s ROE net of Corporate 30-year swap impacting Exelon’s adjusted operating earnings* as of 3/31/2023. Beyond 2023, Exelon’s sensitivity relates to other ComEd long-term regulatory assets tied to interest rates, including Energy Efficiency and the Solar Rebate Program. As of 3/31/2023, Corporate entered into ~$4.1B of 30-year swaps. (2) Reflects full year impact to a +50bp increase on Corporate debt net of pre-issuance hedges and floating-to-fixed interest rate swaps as of 3/31/2023. Through 3/31/2023, Corporate entered into $130M of pre-issuance hedges through interest rate swaps.

19 Rate Case Details

20 Delmarva DE (Electric) Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Requested revenue requirement excludes the transfer of $12.9M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on July 15, 2023, subject to refund. Rate Case Filing Details Notes Docket No. 22-0897 • December 15, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in electric distribution rates • This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for our customers, as well as address emerging macroeconomic factors, specifically inflationary pressures and increased storm costs • February 28, 2023 DPL DE filed supplemental direct testimony based on six months actual and six months forecasted data ending June 30, 2023; update to test period resulted in revised revenue requirement request of $47.8M Test Year July 1, 2022 – June 30, 2023 Test Period 6 months actual + 6 months estimated Proposed Common Equity Ratio 50.50% Proposed Rate of Return ROE: 10.50%; ROR: 7.44% Proposed Rate Base (Adjusted) $1,084M Requested Revenue Requirement Increase $47.8M(1,2) Residential Total Bill % Increase 6.74% Detailed Rate Case Schedule Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr 12/15/2022 Rebuttal testimony Filed rate case Evidentiary hearings Initial briefs Intervenor testimony Reply briefs Q2 2024Commission order expected 9/29/2023 12/4/2023 - 12/7/2023 8/18/2023

21 ComEd Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Reflects the revenue requirement increases without the effects of ComEd’s proposed phase-in approach. ComEd proposes a phase-in plan that defers recovery of 35% of the 2024 increase of $904M until 2026. (3) Includes the effects of the proposed phase-in approach. (4) Commission order expected no later than 12/20/2023. Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan 9/12/2023 Intervenor testimony Initial briefs 5/22/2023 Filed rate case 1/17/2023 Reply briefs 12/20/2023(4) Rebuttal testimony 9/27/2023 6/27/2023 8/21/2023Evidentiary hearings Commission order expected Multi-Year Plan Case Filing Details Notes Formal Case No. 23-0055 • January 17, 2023, ComEd filed a four-year multi-year plan (MYP) request with the Illinois Commerce Commission (ICC) seeking an increase in electric distribution base rates • Proposal aligns with the investments in ComEd MYIGP, which was also filed with the ICC on January 17, 2023. The two cases were consolidated into a single proceeding on January 23, 2023 • The proposal includes a phase-in of new rates, deferring 35% of the first year’s bill impact until 2026, as allowed under the Climate & Equitable Jobs Act (CEJA) • April 19, 2023, ComEd updated the filing to include approximately $30M/year of beneficial electrification costs from 2024 to 2027 • Separately, on April 21, 2023, ComEd filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on January 1, 2024. An order is expected by December 17, 2023. Test Year January 1 – December 31 Test Period 2024, 2025, 2026, 2027 Proposed Common Equity Ratio 50.58% in 2024 increasing to 51.19% in 2027 2024-2027 Proposed Rate of Return ROE: 10.50%, 10.55%, 10.60%, 10.65% ROR: 7.43%, 7.50%, 7.62%, 7.70% 2024-2027 Proposed Rate Base (Adjusted) $15.5B; $16.5B; $17.6B; $18.8B 2024-2027 Requested Revenue Requirement Increase $904M, $173M, $216M, $203M(1,2) 2024-2027 Residential Total Bill % Increase 7.3%, 5.8%, 6.0%, (1.4%)(3) Detailed Rate Case Schedule

22 ACE Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) As permitted by New Jersey law, Atlantic City Electric may implement full proposed rates on November 17, 2023, subject to refund. (3) Procedural schedule for ACE base rate case is expected to be finalized in Q2 2023. Rate Case Filing Details Notes Docket No. ER23020091 • February 15, 2023, ACE filed a distribution base rate case with the New Jersey Board of Public Utilities (NJBPU) to increase distribution base rates • This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for customers • Includes initial recovery for ACE’s smart meter deployment (“Smart Energy Network”) and EVsmart program • Addresses macroeconomic factors, specifically inflationary pressures and increased storm costs • Includes a Prudency Review for the PowerAhead program, which made storm-hardening investments from 2017-2022 Test Year July 1, 2022 – June 30, 2023 Test Period 5 months actual + 7 months forecast Proposed Common Equity Ratio 50.20% Proposed Rate of Return ROE: 10.50%; ROR: 7.13% Proposed Rate Base (Adjusted) $2,236M Requested Revenue Requirement Increase $104.8M(1,2) Residential Total Bill % Increase 8.80% Detailed Rate Case Schedule(3) Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Intervenor testimony 2/15/2023 Rebuttal testimony Filed rate case Evidentiary hearings Initial briefs Reply briefs Commission order expected Q1 2024

23 BGE Distribution Rate Case Filing Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Rebuttal testimony 6/20/2023 2/17/2023Filed rate case Evidentiary hearings Intervenor testimony Initial briefs Reply briefs Commission order expected 7/31/2023 10/16/2023 10/5/2023 12/14/2023(4) 8/30/2023 – 9/8/2023 Multi-Year Plan Case Filing Details Notes Formal Case No. 9692 • February 17, 2023, BGE filed a three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric and gas distribution base rates. • The proceeding will also reconcile the first two years of BGE’s first MYP. BGE is requesting to recover an imbalance(3) of $17.8M and $58.7M for 2021 and 2022, respectively • The increase is driven by investments to continue providing safe and reliable electric and gas distribution service to customers while laying the foundation for BGE to support the achievement of Maryland’s climate goals Test Year January 1 – December 31 Test Period 2024, 2025, 2026 Proposed Common Equity Ratio 52.00% 2024-2026 Proposed Rate of Return ROE: 10.4% ROR: 7.39%, 7.45%, 7.56% 2024-2026 Proposed Rate Base (Adjusted) $8.1B, $8.8B, $9.5B 2024-2026 Requested Revenue Requirement Increase (1,2) $243.1M, $180.3M, $179.0M 2024-2026 Residential Total Bill % Increase (2) 6.8%, 4.5%, 3.7% Detailed Rate Case Schedule (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Company proposed incremental revenue requirement increases with rates effective January 1, 2024, January 1, 2025, and January 1, 2026, respectively. The proposed revenue requirement increase in 2024 reflects $84.8M increase for electric and $158.3M increase for gas; 2025 reflects $103.3M increase for electric and $77.0M increase for gas; 2026 reflects $125.0M increase for electric and $54.0M increase for gas. These include a proposed acceleration of certain tax benefits in 2024 and 2025 for electric, and 2024 for gas. (3) Reflects the imbalanced amounts included in the 2021 and 2022 Annual Informational Filings filed with the MDPSC on March 31, 2022 and March 31, 2023, respectively. The reconciliation of 2021 and 2022 costs are not included in the requested revenue requirement increase. BGE is proposing that these amounts be recovered through separate electric and gas riders in 2024. (4) Expected Order Date per Statute.

24 Pepco DC Distribution Rate Case Filing Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Evidentiary hearings Initial briefs Reply briefs Commission order expected Filed rate case 4/13/2023 Rebuttal testimony Feb 2024 Intervenor testimony Multi-Year Plan Case Filing Details Notes Formal Case No. 1176 • April 13, 2023, Pepco submitted its “Climate Ready Pathway DC” three-year multi-year plan (MYP) application to the Public Service Commission of the District of Columbia (DCPSC) seeking an increase in electric distribution base rates • This proposal outlines investments the company will make from 2024-2026 to support a climate ready grid and help support the District’s clean energy goals • The MYP includes a proposal expanding enrollment for the RAD program, operated by the District Department of Energy and Environment, to include more Pepco DC customers who qualify for any low-income program in the District Test Year January 1 – December 31 Test Period 2024, 2025, 2026 Proposed Common Equity Ratio 50.50% 2024-2026 Proposed Rate of Return ROE: 10.5% ROR: 7.77%, 7.78% and 7.79% 2024-2026 Proposed Rate Base (Adjusted) $3.0B, $3.2B, $3.4B 2024-2026 Requested Revenue Requirement Increase (1,2) $116.4M, $36.9M, $37.3M 2024-2026 Residential Total Bill % Increase (2) 6.4%, 6.0%, 5.6% Detailed Rate Case Schedule(3) (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Company proposed incremental revenue requirement increases with rates effective February 15, 2024, January 1, 2025, and January 1, 2026. The cumulative revenue requirement does not total to $190.7 million due to rounding. (3) Based on Company’s proposed 10-month procedural schedule.

25 Reconciliation of Non-GAAP Measures

26 Projected GAAP to Operating Adjustments • Exelon’s projected 2023 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: – Certain costs related to a change in environmental liabilities; – Costs related to a change in ComEd’s FERC audit liability; – Costs related to the separation; and – Other items not directly related to the ongoing operations of the business.

27 GAAP to Non-GAAP Reconciliations(1) GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures. (2) Calculated using S&P Methodology. (3) Calculated using Moody’s Methodology.

28 Q1 QTD GAAP EPS Reconciliation Three Months Ended March 31, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.24 $0.17 $0.20 $0.16 ($0.09) $0.67 Change in Environmental Liabilities - - - 0.02 - 0.02 Change in FERC Audit Liability 0.01 - - - - 0.01 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.25 $0.17 $0.20 $0.17 ($0.09) $0.70 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. (1) Other and Exelon amounts include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules. Three Months Ended March 31, 2022(1) ComEd PECO BGE PHI Other Exelon 2022 GAAP Earnings (Loss) from Continuing Operations Per Share $0.19 $0.21 $0.20 $0.13 ($0.25) $0.49 Separation Costs 0.01 - - - - 0.02 Income Tax-Related Adjustments - - - - 0.13 0.14 2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.20 $0.21 $0.20 $0.14 ($0.11) $0.64

29 GAAP to Non-GAAP Reconciliations Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 2022 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,225 $2,501 Operating Exclusions $461 ($24) $32 $30 $246 $82 $96 Adjusted Operating Earnings $1,564 $1,680 $1,869 $2,095 $1,984 $2,307 $2,596 Average Equity (2) $16,523 $17,779 $19,367 $20,913 $22,690 $24,967 $27,479 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% (1) Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding. (2) Reflects simple average book equity for Exelon’s utilities less goodwill at ComEd and PHI.

Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345